UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 29, 2013

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On October 29, 2013, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation (“Green Forest”), entered into a land purchase agreement (the “LPA”) with Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd., a Taiwan (R.O.C) corporation (“Da Chuang”), (together, the “Sellers”) to acquire 29,332.7000 square meters of land located in the Xinhua Section of Xinpi Township, Pingtun County, Taiwan (R.O.C.) (the “Land”). Mr. Yu is our vice president and director and he holds a 29.31 percent ownership interest in Da Chuang. Chen Kuan-Yu, our secretary and director, and Chiang Yu-Chang, Green Forest’s chairman, hold 7.56 percent and 1.18 percent ownership interests, respectively, in Da Chuang.

Green Forest purchased the Land for TWD$53,238,851 (US$1,815,414.60) (the “Purchase Price”). The Purchase Price was paid for through Green Forest’s issuance of a promissory note (the “Promissory Note”) payable to the Sellers. Through an agreement of assignment, assumption and release (the “Assumption”), which we entered into with the Sellers and Green Forest on October 29, 2013, we assumed the debt Green Forest owed under the Promissory Note, thus relieving Green Forest of its obligations thereunder.

On October 29, 2013, we entered into a stock purchase agreement for the issuance of 18,154,146 shares of our common stock, par value $0.10 per share (the “Shares”), at a purchase price of $0.10 per share, to the Sellers and their designees pursuant to stock purchase agreements, dated October 29, 2013 (the “Subscription Agreements”). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements, depending on the location and intent of the purchaser. The Shares were issued at the instruction of the Sellers and in full satisfaction of the debt we owed pursuant to the Assumption.

The following table detail our officers and directors and their relationship to Da Chuang, if any.

	Name of Natural Person Affiliate	San Lotus Holding Inc	Green Forest Management Consulting Inc	Da Chuang Business Management Consultant Co., Ltd
1	Yu Chien Yang	Director / Vice President	Director	Director / President
2	Chen Kuan Yu	Director / Secretary	Director	Director / Chairman
3	Lin Mu Chen	Director / CFO	-	-
4	Chen Tseng Chih Ying	Director / CEO	-	-
5	Chen Li Hsing	Director / Chairman	-	Director
6	Yang Tai Ming	Director	-	-
7	Lai Wen Ching	Director	-	-
8	Wu Kuo Chen	Director	-	-
9	Lo Fun Ming	Director	-	-
10	Chou Shu Hui	Director	-	-
11	Hsiao Young Yi	Director	-	-
12	Teng Wei Yuan	Director	-	-
13	Yueh Jung Lin	Director	-	-
14	Luc Moc Thuy	Director	-	-
15	Megan J. Penick	Director	-	-
16	Chiang Yu Chang	-	Director / Chairman	-

The next table details the direct and indirect ownership interests each of the above affiliated individuals holds in regards to the Land.

	Name of Natural Person Affiliate	Direct Ownership	A. Indirect Ownership - via Investment Holding (A = B x C)	B. Personal Beneficial Ownership in Da Chuang Business Management Consultant Co., Ld	C. Da Chuang's Ownership in Xinpi Land
1	Yu Chien Yang	72.73%	5.12%	18.78%	27.27%
2	Chen Kuan Yu	-	2.06%	7.56%	27.27%
3	Lin Mu Chen	-	-	-	27.27%
4*	Chen Tseng Chih Ying	-	0.96%	3.51%	27.27%
5*	Chen Li Hsing	-	0.96%	3.51%	27.27%
6	Yang Tai Ming	-	0.81%	2.98%	27.27%
7	Lai Wen Ching	-	0.48%	1.76%	27.27%
8	Wu Kuo Chen	-	-	-	27.27%
9	Lo Fun Ming	-	-	-	27.27%
10	Chou Shu Hui	-	-	-	27.27%
11	Hsiao Young Yi	-	-	-	27.27%
12	Teng Wei Yuan	-	-	-	27.27%
13	Yueh Jung Lin	-	2.87%	10.53%	27.27%
14	Luc Moc Thuy	-	-	-	27.27%
15	Megan J. Penick	-	-	-	27.27%
16	Chiang Yu Chang	-	0.32%	1.18%	27.27%

* Chen Tseng Chili Ying and Chen Li Hsing are husband and wife. Their holdings are computed and disclosed on an aggregate basis.

Finally, the following table details how the Shares were distributed to the above officers, directors and affiliates.

	Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holding Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
1	Yu Chien Yang	133,201	Da Chuang Management Consultant Co., Ltd	18.78%	709,268
		396,457	Ping East Ltd	54.17%	731,876
2	Chen Kuan Yu	53,621	Da Chuang Management Consultant Co., Ltd	7.56%	709,268
		30,519	Ping East Ltd	4.17%	731,876
3	Lin Mu Chen	30,519	Ping East Ltd	4.17%	731,876
4*	Chen Tseng Chih Ying	24,895	Da Chuang Management Consultant Co., Ltd	3.51%	709,268
5*	Chen Li Hsing	24,895	Da Chuang Management Consultant Co., Ltd	3.51%	709,268
6	Yang Tai Ming	21,136	Da Chuang Management Consultant Co., Ltd	2.98%	709,268
		2,666,667	Uhao Ltd	100.00%	2,666,667
7	Lai Wen Ching	12,483	Da Chuang Management Consultant Co., Ltd	1.76%	709,268
		2,341,668	Joyful Wealth Co., Ltd	100.00%	2,341,668
8	Wu Kuo Chen	3,666,661	Wei Chi Ltd	100.00%	3,666,661
9	Lo Fun Ming	-	-	-	-
10	Chou Shu Hui	-	-	-	-
11	Hsiao Young Yi	-	-	-	-
12	Teng Wei Yuan	-	-	-	-
13	Yueh Jung Lin	74,686	Da Chuang Management Consultant Co., Ltd	10.53%	709,268
14	Luc Moc Thuy	-	-	-	-
15**	Megan J. Penick	333,333	-	-	-
16	Chiang Yu Chang	8,369	Da Chuang Management Consultant Co., Ltd	1.18%	709,268
		15,223	Ping East Ltd	2.08%	731,876

*Chen Tseng Chih Ying and Chen Li Hsing are husband and wife. Their holdings are computed and disclosed on an aggregate basis.

**Ms. Penick received the shares as a result of her work at Autarky Consulting Inc., an entity which is majority owned by Yu Chien-Yang and Chen Kuan-Yu, where she serves as an advisor to San Lotus Holding Inc. and numerous other companies.

Following the issuance of the Shares, we entered into an agreement with the Sellers noting the satisfaction of any an all of obligations originally owed pursuant to the Promissory Note, thus extinguishing any and all obligations that would be owed pursuant to the Assumption (the “Note Cancellation Agreement”).

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the LPA, attached hereto as Exhibit 10.1, the Promissory Note, attached hereto as Exhibit 10.2, the Assumption, attached hereto as Exhibit 10.3, the Note Cancellation Agreement, attached hereto as Exhibit 10.4, and the Subscription Agreements, attached hereto as Exhibit 10.5, 10.6 and 10.7, all of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosures concerning the acquisition set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The Land consists of 12 parcels of land, totaling 29,332.7000 square meters, in the Hsinhua Section of Hsinpi Township, Pingtun County, Taiwan (R.O.C.). The Land is zoned as “agricultural region” and is located in a sparsely populated agricultural region. Prior to our acquisition, we had the Land appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm (“Zhanmao”), to determine the Land’s fair market value. Zhanmao appraised the Land at TWD$53,238,851 (US$1,815,414.60), based on a “normal price” and according to “common normal market” conditions in Taiwan and for land of this specific type –agricultural. Green Forest owns the Land outright, with all pervious mortgages on the Land having been satisfied at closing. We have attached the appraisal report hereto as Exhibit 10.8.

We have not yet determined our specific use for the land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K previously filed with the Securities and Exchange Commission. Once we complete all of these acquisitions, expected by the end of the first quarter 2014, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosures set forth under Item 1.01 of this report, which are incorporated herein by reference.

Our issuance of 18,154,146 shares of our common stock pursuant to the Subscription Agreements, each dated October 29, 2013, were not issued in a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and met the requirements to qualify for exemption from registration pursuant to either Regulation S or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The sale of shares exempt from registration pursuant to Regulation S were all made outside of the U.S. to non-U.S. persons.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Land Purchase Agreement, dated as of October 29, 2013, by and among Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consultant Co., Ltd.

10.2	Promissory Note, dated as of October 29, 2013, by and among Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.3	Agreement of Assignment, Assumption and Release, dated as of October 29, 2013, by and among San Lotus Holding Inc., Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.4	Cancellation of Promissory Note, dated as of October 29, 2013, by and between San Lotus Holding Inc., Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.5	Regulation S Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.7	Regulation D Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and Megan J. Penick.

10.8	Appraisal Report of Zhanmao Real Estate Appraisers Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.
Dated: November 4, 2013
	By:	/s/ Chen Li-Hsing
Chen Li-Hsing
President and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

10.1	Land Purchase Agreement, dated as of October 29, 2013, by and among Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consultant Co., Ltd.

10.2	Promissory Note, dated as of October 29, 2013, by and among Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.3	Agreement of Assignment, Assumption and Release, dated as of October 29, 2013, by and among San Lotus Holding Inc., Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.4	Cancellation of Promissory Note, dated as of October 29, 2013, by and between San Lotus Holding Inc., Green Forest Management Consulting Inc., Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.

10.5	Regulation S Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.7	Regulation D Stock Purchase Agreement, dated as of October 29, 2013, between San Lotus Holding Inc. and Megan J. Penick.

10.8	Appraisal Report of Zhanmao Real Estate Appraisers Firm.